EXHIBIT 10.1



The CIT Group/
Credit Finance
1211 Avenue of the Americas
New York, NY 10036
Tel:  212-790-9100
Fax:  212-790-9123


December 22, 1998

Teltronics, Inc.
Interactive Solutions, Inc.
2150 Whitfield Industrial Way
Sarasota, FL 34243

Re: Ninth Amendment dated July 23, 1997 (the "Amendment") to Loan and Security Agreement executed by and between Teltronics, Inc., Interactive Solutions Inc. and AT Supply, Inc. (collectively, "Borrowers") and the CIT Group/Credit Finance, Inc. ("Lender"), on October 28, 11994 as amended from time to time (the "Loan Agreement", together with any and all amendments, documents and agreements executed in connection therewith collectively referred to as the "Financing Agreements")

Gentlemen:

In accordance with the changes to Section 10.1(e) as agreed to in the Amendment, you have informed CIT that Teltronics, Inc. ("Teltronics") divested its interest in AT Supply, Inc. (AT Supply") on or before July 23, 1998 and as such is requesting a decrease in the Maximum Credit under Section 10.1(a) from $7,000,000 to $5,500,000 and a decrease in the Minimum Borrowing under Section 10.1(e) from $4,000,000 to $3,500,000.

Accordingly, the parties hereto hereby agree as follows:

1.  Effective December 1, 1998, Section 10.1(a) of the Loan
    Agreement is amended in its entirety to read as follows:

    "Maximum Credit:   $5,500,000".

2.  Effective December 1, 1998, Section 10.1(e) of the Loan
    Agreement is amended in its entirety to read as follows:

    "Minimum Borrowing:  $3,500,000".

3. Except as specifically set forth herein, no other changes or modifications to the Loan Agreement or the other Financing Agreements are intended or implied, and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified and confirmed in accordance with their respective terms as of the date hereof.

4.  The undersigned Borrowers represent and warrant that:

    a) After giving effect to the transactions herein contemplated, there shall exist no Event of Default and no conditions, events or acts which, with notice or the lapse of time, or both, would constitute an Event of Default; and

    b) The representations and warranties contained in the Loan Agreement, or in any of the other Financing Agreements or herewith are true and correct as of the date hereof (except to the extent that such are modified by the transactions herein contemplated) with the same effect as though such representations and warranties had been made as of this date.

Very truly yours,

The CIT Group/Credit Finance, Inc.

/s/ Ian Brown
Assistant Vice President

AGREED:

TELTRONICS, INC.

By:  /s/ Ewen R. Cameron
     President

INTERACTIVE SOLUTIONS, INC.

By:  /s/ Ewen R. Cameron
     Chairman of the board

TTG ACQUISITION CORP.

By:  /s/ Ewen R. Cameron
     Chairman of the Board

          [Signatures continued on following page]

TELTRONICS/SRX, INC.

By:  /s/ Ewen R. Cameron
     Chairman of the Board

Norman R. Dobiesz, Individually